SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of The Securities Exchange
                     Act of 1934.


                            January 31, 1997
               Date of Report (Date of earliest event reported)


                             CELTIC INVESTMENT, INC.
            (Exact name of Registrant as specified in its charter)


                Delaware                33-37436-C             36-3729989
                State of            Commission File No.        IRS Employer
              Incorporation                                 Identification No.



                         17W220 22nd Street, Suite 420
                         Oakbrook Terrace, IL 60181
                   (Address of principal executive offices)

                                (630) 993-9010
                        (Registrant's telephone number)


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Item 2.  Acquisition or Disposition of Assets

General

      Celtic Investment, Inc. is a financial services related holding company. Prior to January 31, 1997, the Company's operations were limited to the factoring industry and were conducted by its Illinois based, wholly-owned subsidiary, U.S. Commercial Funding Corp. On January 15, 1997, Celtic Investment, Inc. (the "Company"), entered into an Agreement and Plan of Merger ("Merger Agreement") with Salt Lake Mortgage, a privately held Utah corporation ("SLM"), and with the SLM Shareholders. Pursuant to the Merger Agreement, SLM was acquired by the Company and as a result thereof, SLM is now a wholly-owned subsidiary of the Company.

      SLM is engaged in the mortgage brokerage business with offices in Salt Lake City, Utah and Las Vegas, Nevada. SLM also owns all of the shares of Advantage Realty Corp., a Utah corporation engaged in the real estate brokerage business. As a result of the acquisition of SLM, the Company is now engaged in the factoring business, the mortgage brokerage business and the real estate marketing business.

Terms of the Merger

      The Merger Agreement was executed on January 15, 1997 and the Merger transaction was effected on January 31, 1997, and on this date the Articles of Merger were filed with the State of Utah Department of Commerce, Division of Corporations. In connection with the Merger, all of the issued and outstanding shares of SLM owned by the two SLM Shareholders, were converted into a total of 1,100,000 shares of the Company's common stock. The Merger Agreement required that a portion of the shares issued to the SLM Shareholders in the Merger be deposited into and held in Escrow pending the fulfillment of certain financial performance results validating the valuation given to SLM by the Company (See "Escrow"). Pursuant to the Merger Agreement, the two SLM Shareholders entered into Employment Agreements and Stock Option Agreements with the Company (See "Employment Agreements" and " Stock Option Agreements"). Pursuant to the Merger Agreement, the Company's Board of Directors was increased from three to five persons and one of the SLM Shareholders was appointed an officer of the Company (See "Management").

      Prior to the Merger, there were 3,306,471 shares of the Company's common stock issued and outstanding. A total of 1,100,000 shares were issued in the Merger to the SLM Shareholders. Therefore, as a result of the Merger, the SLM Shareholders converted their SLM Shares into shares of the Company's common stock which equal approximately 25% of the 4,406,471 shares of the Company's common stock now issued and outstanding.

Escrow

      In the Merger Agreement, the parties agreed that the value of SLM is dependent upon, among other things, the financial performance of SLM on a near term basis and that SLM's ability to achieve certain financial results is dependent upon its access to additional capital. In the Merger Agreement, the Company agreed to us its best efforts to obtain additional equity or debt capital for

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use in SLM's operations.  The parties agreed that if such additional  capital is made available to SLM within an agreed upon time frame, that the value of SLM is dependent upon increased revenues from the use of such capital.

      Each of the SLM Shareholders deposited into Escrow, a total of 250,000 shares of the Company's common stock which were issued to them in the Merger (500,000 total shares were deposited into the Escrow, the "Escrow Shares"). If SLM obtains additional capital, then in order for the Escrow Shares to be released to the SLM Shareholders, SLM must achieve certain adjusted pretax profits during the term of the Escrow. The amount of adjusted pretax profits required for the release of Escrow Shares is dependent upon the amount of the additional capital made available to SLM and the timing of the receipt of such additional capital. If no additional capital is made available to SLM during the term of the Escrow, all of the Escrow Shares will be released from the Escrow and delivered to the SLM Shareholders pursuant to the terms of the Escrow Agreement.

      The parties are unable to determine at this time whether all, none or some of the Escrow Shares will be released from the Escrow and delivered to the SLM Shareholders or released to the Company and canceled.

      During the term of Escrow, the Escrow Shares are deemed to be issued and outstanding. The SLM Shareholders owning the Escrow Shares are entitled to vote the Escrow Shares and to receive dividends or other distributions relating to the Escrow Shares if dividends or other distributions are made on the Company's common stock. The Escrow Agreement is attached hereto as an exhibit.

Employment Agreements

      As part of the Merger Transaction, the Company entered into Employment Agreements with each of the SLM Shareholders. Each Employment Agreement provides for an annual base salary of $90,000, cash bonuses based upon the adjusted pretax profits of SLM and incentive stock options which are further described below. The Employment Agreements are attached hereto as exhibits.

Incentive Stock Option Agreements

      As part of their employment compensation package, each of the SLM Shareholders were granted Incentive Stock Options ("Options") entitling each of them to purchase up to 500,000 shares of the Company's common stock at $3.00 per share. Each Option is divided into 150,000 Time Based Options and 350,000 Performance Based Options. The Time Based Options vest over two years - 75,000 each year. The Performance Based Options vest over three years commencing in the third employment year. In order for the Performance Based Options to vest, SLM must achieve an annual increase in adjusted pretax profits of at least 18% over the previous year. The Option Agreements are attached hereto as exhibits.


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Management

      Pursuant to the Merger Agreement, the officers and directors of the Company, and the officers and directors of SLM, are as follows:

      Celtic Investment, Inc.

            Douglas P. Morris       CEO/President/Chairman
            Reese Howell, Jr.       Senior Vice President/Director
            Larry Meek              Director
            Howard Talks            Director
            Pamela Davis            Director
            Frank Lucchese          Chief Financial Officer

      Salt Lake Mortgage

            Reese Howell, Jr.  CEO/President/Chairman
            Roger Davis        Vice President Sales and Marketing/ Secretary/
                                  Director
            Douglas P. Morris  Director

Additional Information

      The description contained herein of the Merger, the Merger Agreement and other related Agreements is qualified in its entirety by reference to the agreements attached hereto as exhibits.

Item 7. Financial Statements and Exhibits

      (a) Financial Statements. As of the date of the filing of this Current Report on Form 8-K, it is impractical for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 14, 1997.

      (b) Pro Forma Financial Statements. As of the date of the filing of this Current Report on Form 8-K, it is impractical for the Company to provide the pro forma financial statements required by this Item 7(b). In accordance with Item 7(a)(4) of Form 8-K, such pro forma financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 14, 1997.


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      (c)   Exhibits.

      No.         Description

        2.1       Agreement and Plan of Merger
        4.1.      Escrow Agreement
      10.1        Employment Agreement - Reese Howell, Jr.
      10.2.       Employment Agreement - Roger Davis
      10.3.       Stock Option Agreement - Reese Howell, Jr.
      10.4        Stock Option Agreement - Roger Davis


                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 14, 1997            CELTIC INVESTMENT, INC.



                                    By /s/ Douglas P. Morris
                                        Douglas P. Morris
                                        President

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